UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 11, 2005


                           FAR EAST ENERGY CORPORATION
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             (Exact name of registrant as specified in its charter)


                                     Nevada
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                 (State or other jurisdiction of incorporation)


         0-32455                                     88-0459590
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(Commission File Number)                  (IRS Employer Identification Number)


            400 N. Sam Houston East, Suite 205, Houston, Texas 77060
           ----------------------------------------------------------
                    (Address of principal executive offices)


                                 (832) 598-0470
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01     Regulation FD Disclosure

         On February 11, 2005, the U.S. Securities and Exchange Commission declared effective the Registrant's registration statement on Form S-2 for the resale registration of certain shares of common stock previously sold by the Registrant to stockholders in private offerings.

         The information in this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.





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                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 14, 2005

                                    Far East Energy Corporation


                                    By: /s/ Bruce N. Huff
                                    ------------------------------------------
                                    Bruce N. Huff
                                    Chief Financial Officer


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